Exhibit 99.5

SPECIAL MEETING OF SHAREHOLDERS OF

MARTIN MARIETTA MATERIALS, INC.

[            ], 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The proxy statement, form of proxy card and 2013 Annual Report to Shareholders are available for review on the Internet at www.martinmarietta.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢     00030030000000000000    1

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ITEMS 1 and 2: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
		1.	Approve the issuance of Martin Marietta Materials, Inc. (“Martin Marietta”) common stock to Texas Industries, Inc. (“TXI”) stockholders in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of January 27, 2014, by and among Martin Marietta, TXI and Project Holding, Inc. (the “share issuance proposal”).	☐	☐	☐
2.

Approve the adjournment of the Martin Marietta special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the share issuance proposal (the Martin Marietta adjournment proposal”).

				☐	☐	☐
		3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

This proxy is solicited by the Board of Directors of Martin Marietta and when properly executed will be voted as specified herein and, unless otherwise directed, will be voted FOR the share issuance proposal and FOR the Martin Marietta adjournment proposal. The Board of Directors recommends voting FOR each item.

Receipt of Notice of Special Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

0	¡

MARTIN MARIETTA MATERIALS, INC.

Proxy solicited by the Board of Directors for the

Special Meeting to be held [            ], 2014

The undersigned hereby appoints C. Howard Nye and Anne H. Lloyd, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to represent and vote, as designated below, all shares of the common stock of the undersigned in Martin Marietta Materials, Inc. at, and, in their descretion, to vote upon such other business as may properly come before, the Special Meeting of Shareholders to be held on [            ], 2014, and at any adjournment thereof, and to vote all shares of stock which the undersigned may be entitled to vote.

(Continued and to be signed on the reverse side)

¡	14475	¡

SPECIAL MEETING OF SHAREHOLDERS OF

MARTIN MARIETTA MATERIALS, INC.

[            ], 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online until 11:59 PM EST the day before the meeting.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The proxy statement, form of proxy card and 2013 Annual Report to Shareholders are available for review on the Internet at www.martinmarietta.com
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢ 00030030000000000000 1

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ITEMS 1 and 2: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approve the issuance of Martin Marietta Materials, Inc. (“Martin Marietta”) common stock to Texas Industries, Inc. (“TXI”) stockholders in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of January 27, 2014, by and among Martin Marietta, TXI and Project Holding, Inc. (the “share issuance proposal”).	☐	☐	☐
2.

Approve the adjournment of the Martin Marietta special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the share issuance proposal (the Martin Marietta adjournment proposal”).

				☐	☐	☐
		3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

This proxy is solicited by the Board of Directors of Martin Marietta and when properly executed will be voted as specified herein and, unless otherwise directed, will be voted FOR the share issuance proposal and FOR the Martin Marietta adjournment proposal. The Board of Directors recommends voting FOR each item.

Receipt of Notice of Special Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■